                                                                    EXHIBIT 31.1

                                 CERTIFICATIONS
                                 --------------

        I, Steve Austin, Chief Executive Officer and Chief Financial Officer of
TAG Entertainment Corp. certify that:

1.      I have reviewed this annual report on Form 10-KSB of TAG Entertainment
Corp.;

2.      Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.      I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
small business issuer and have:

        a)    designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated
              subsidiaries, is made known to us by others within those
              entities, particularly during the period in which this report is being prepared;

        b)    [RESERVED]

        c)    Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this
              report our conclusions about the effectiveness of the
              disclosure controls and procedures, as of the end of the
              period covered by this report based on such evaluation; and

        d)    Disclosed in this report any change in the small business
              issuer's internal control over financial reporting that
              occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.      I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

        a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report
              financial information; and

        b)    any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:    April  15, 2005

/s/ Steve Austin
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Steve Austin
Chief Executive Officer and Chief Financial Officer,
TAG Entertainment Corp.